SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: March 30, 2004



                                  DRUCKER, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Delaware                   0-29670                    95-3303637
     -------------------        -------------              ----------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)            Identification No.)
     incorporation)


                           Suite 916, Cathedral Place
                            925 West Georgia Street
                         Vancouver, BC, Canada V6C 3L2
                   -------------------------------------------
             (New address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (604) 688-6999

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company's new address is Suite 916, Cathedral Place, 925 West Georgia Street, Vancouver, BC, Canada V6C 3L2. Their new phone number is (604) 688-6999, and their new fax number is (604) 608-5713.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None.


ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Financial Statements - None.

Exhibits - None.



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


ITEM 8. CHANGE IN FISCAL YEAR

None.


ITEM 9. REGULATION FD DISCLOSURE

None.


ITEM 10. AMNDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

None.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

None.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

None.









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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 30, 2004

                                            DRUCKER, INC.



                                            By: /s/ Ronald Xie
                                               --------------------------------
                                                Ronald Xie, President




















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